SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                          Date of Report:

                          April 1, 1998
                 (Date of earliest event reported)


                     Paradigm Advanced Technologies
      (Exact name of registrant as specified in its charter)



       Delaware                028836               33-0692466
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



                        270 Drumlin Circle
                 Concord, Ontario, Canada L4K 3E2
        (Address of principal executive offices)(Zip Code)



                             (416) 929-6565
                  (Registrant's telephone number)

Item 2.  Acquisition or Disposition of Assets

      On February 10, 1998, the Registrant acquired all of the issued and outstanding capital stock of North York Leasing Limited ("NYLL") and all of the trade indebtedness of NYLL in exchange for 3,720,000 shares of the Registrant's Common Stock. The Company also acquired the business of HOJ Franchise Systems
Ltd. ("HOJ") which is the franchisor for a number of car rental and leasing franchises in Canada.


Item 5.  Other Events

      The Company's address and phone number has been changed to:

                     270 Drumlin Circle
                     Concord,  Ontario,  Canada L4K 3E2
                     Phone No.:(416) 929-6565
                     Fax No.:(905) 660-8863


Item 7.  Financial Statements and Exhibits

      The audited financial statements of NYLL and HOJ will be filed not later than 60 days after the date of the filing of this report. Filed herewith as Exhibit A is a copy of the Purchase Agreement dated February 10, 1998 for the transaction described in Item 2, above.


                             Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 1998

                               By:   /s/ David Kerzner
                                  Name:  David Kerzner
                                  Title:  President and CEO

                             Exhibit A

                         PARADIGM ADVANCED
                         TECHNOLOGIES, INC.

                        120 Carlton Street
                             Suite 419
                          Toronto, Canada
                             4M5A 4K2

                        Tel. (416) 929-6565
                        Fax (416) 413-0505

                                               February 10, 1998
TO:        Alex Weinberger,
           Jennifer Weinberger, and
           Eran Ostfeld
           (the "Vendors")

AND TO:    Gropper, Greenwood (the "Escrow Agent")

RE: The Purchase from the Vendors of all of the secured debt and all of the share capital of North York Leasing Limited ("NYLL")

This letter summarizes the basis on which Paradigm Advanced Technologies, Inc. ("Paradigm") is prepared to purchase from the Vendors:

    a) all of the issued and outstanding shares in the capital of NYLL (the "NYLL Shares"), being 50 Class A shares registered in the name of and beneficially held by Eran Ostfeld and 50 Class A shares registered in the name of and beneficially held by Alex Weinberger; and

    b) all of the indebtedness of NYLL to the Vendors, including the security therefor (the "NYLL Secured Debt").

     1. Closing Date. The closing of the transactions set out herein shall take place on February 11, 1998 or such later date as the parties agree (the "Closing Date").

     2. Purchase Price. Subject to Sections 3 and 4 hereof, the Purchase Price for the NYLL Shares and the NYLL Secured Debt shall be 3,720,000 shares of common stock of Paradigm to be issued to the Escrow Agent or as the Escrow Agent directs, in accordance with a share distribution agreement of even date herewith (the "Distribution Agreement").

     3. Paradigm Shares. The shares to be issued to the Escrow Agent to satisfy the Purchase Price shall be restricted as follows:

      a) 620,000 Paradigm shares shall be unrestricted, but shall be held by the Escrow Agent and not traded for a period of sixty (60) days from the Closing Date, on which latter date the shares may be distributed by the Escrow Agent in accordance with the Distribution Agreement;

      b) 620,000 Paradigm shares shall be unrestricted, but shall be held by the Escrow Agent and not traded for a period of sixty (60) days from the Closing Date, during which period Paradigm and/or certain principals thereof shall have the option to purchase all or any of such shares at a purchase price of $0.25 [US] per share; and

      c) 2,480,000 Paradigm shares shall be restricted shares, and may not be traded by the Vendors for a period of one (1) year from the Closing Date.

     4. Adjustment in Number of Paradigm Shares. The parties acknowledge and agree that the Purchase Price has been calculated as being equivalent to a cash purchase price of $930,000.00 [US] - or $0.25 [US] per Paradigm share. To reflect such determination, if during any one consecutive sixty (60) day trading period between the day which is sixty (60) days from the Closing Date and the day which is one (1) year from the Closing Date, the average closing price of Paradigm shares is less than $0.25 [US] (adjusted if necessary for share splits, consolidations, etc.), then Paradigm shall issue additional shares of Paradigm to the Vendors so that the total consideration paid to the Vendors is the equivalent of $930,000.00 [US]. After the price per share has been established, Paradigm shall confirm in writing the number of shares issued to each of the Vendors.

     5. Ownership of NYLL Shares. At closing, each of Eran Ostfeld and Alex Weinberger shall assign, transfer and set over unto Pradigm all of their shares of NYLL, together with:

      a) an instrument of transfer in which each such shareholder represents and warrants that he owns the NYLL shares being transferred, free and clear of any liens, security interests, or encumbrances;

      b)   a  standard   corporate   opinion   of  NYLL's   counsel
           respecting NYLL;

      c) a resignation of such person as an officer and/or director of NYLL; and

      d) a certified copy of a resolution of the sole director of NYLL authorizing the share transfer.

     6. Ownership of NYLL Secured Debt. At closing, each of the Vendors shall assign, transfer and set over unto Paradigm, all of the indebtedness of NYLL to such Vendors, along with the security of each such Vendor in the property and undertaking of NYLL securing such indebtedness, together with:

      a) a representation and warranty of each such Vendor that the amounts of indebtedness and the summary of security for such indebtedness set out in the schedules hereto accurately describe the NYLL Secured Debt; and

      b) an opinion of NYLL's counsel as to the registration of such security under the Personal Property Security Act (Ontario).

     7. Paradigm Shares. At closing, Paradigm shall issue to the Escrow Agent, 3,720,000 Paradigm shares, together with:

      a) an opinion from Paradigm's U.S. counsel stating that such shares have been validly issued;

      b) a resolution of the directors of Paradigm authorizing the transaction and issuing the 3,720,000 Paradigm shares; and

      c) an undertaking from Paradigm and David Kerzner respecting the registration of such shares by way of a registration statement within 60 days of the Closing Date.

     8. Acknowledgment Re: Insolvency. Paradigm acknowledges and confirms that it has been advised that:

      a)   NYLL is insolvent;

      b) NYLL availed itself of the protection offered by the Bankruptcy and Insolvency Act (Canada) on December 10, 1997 by filing a Notice of Intention to Make a Proposal to its creditors, which proposal (by Court Order dated January 9, 1998) must be filed by no later than February 13, 1998; and

      c) if such proposal is not accepted by NYLL's creditors, NYLL will be deemed to be bankrupt as of the day that such proposal is rejected.

     9. Conditions of Transaction. The completion of this transaction shall be conditional upon the closing of the following transactions at the same time on the Closing Date:

      a) the transfer by Eran Ostfeld, Alex Weinberger and the Escrow Agent of Paradigm shares in accordance with the Distribution Agreement;

      b) the receipt by Eran Ostfeld and Alex Weinberger of full and final releases from the HOJ Franchise Systems
           Limited secured creditors and Gropper,   Greenwood (as
           agents or trustees for loans to Alex Weinberger and Eran Ostfeld) of claims of such parties against Alex Weinberger and/or Eran Ostfeld;

      c) a full and final settlement of the outstanding claims from and against Ancona Inc.;

      d)   the  purchase  by  Paradigm  of all  of  the  receiver's
           right, title and interest in and to the assets of HOJ Franchise Systems Ltd. (other than the receiver's interest in the December 31, 1995 trademark licensing agreement); and

      e) the execution by Ancona Inc. and Paradigm of a new licensing agreement respecting the HOJ trade marks to Paradigm.

                                Yours very truly,

                                PARADIGM ADVANCED
                               TECHNOLOGIES, INC.


                               Per: /s/David Kerzner
                                    David Kerzner,
                                    President and CEO

We hereby agree to and accept the foregoing terms.


  /s/ Alex Weinberger                               Date:February 10, 1998
Alex Weinberger


  /s/ Jennifer Weinberger                           Date:February 10, 1998
Jennifer Weinberger


  /s/ Eran Ostfeld                                  Date:February 10, 1998
Eran Ostfeld


GROPPER, GREENWOOD


Per: /s/ Bernie Gropper                             Date:February 10, 1998